Exhibit (j) under Form N-1A
                                            Exhibit (23) under Item 601/Reg. S-K



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 16 to Registration Statement No. 33-38550 on Form N-1A of our reports dated July 8, 2002 relating to the financial statements of Cash Trust Series II for the year ended May 31, 2002, and to the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.




Boston, Massachusetts
July 24, 2002